Exhibit 32.2

                            CERTIFICATION PURSUANT TO

                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




I, Peter Sotola, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-KSB of Pacific Spirit, Inc., for the fiscal year ended December 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Annual Report on Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Pacific Spirit, Inc.

Date:  March 27, 2006

                                       /s/ Peter Sotola
                                       --------------------------------
                                       Peter Sotola
                                       Secretary, Treasurer & C.F.O.
                                       (Principal Financial Officer and
                                        Principal Accounting Officer)